Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Citigr
                                                                 oup,
                                                                Merril
Calamo  10/27  20,000  $18.00 $360,00  112,60    0.56%  0.14%     l     Merril
   s     /04    ,000           0,000      0                     Lynch      l
 Asset                                                          & Co.,   Lynch
Manage                                                          Goldma
 ment                                                             n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank

                                                                Morgan
                                                                Stanle
                                                                  y,
Assura  1/20/  27,200  $30.60 $832,32  62,315    0.23%  0.14%   Citigr  Citigr
  nt      05    ,000           0,000                             oup,     oup
Incorp                                                          Credit
orated                                                          Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                s, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Cochra
                                                                  n,
                                                                Caroni
                                                                 a &
                                                                 Co.,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                 Fox-
                                                                Pitt,
                                                                Kelton
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James,
                                                                Suntru
                                                                  st
                                                                Robins
                                                                  on
                                                                Hymphr
                                                                  ey
                                                                Morgan
                                                                Stanle
                                                                  y,
 Dolby  2/16/  27,500  $18.00 $495,00  13,918    0.05%  0.02%   Goldma  Goldma
Labora    05    ,000           0,000                              n,       n
tories                                                          Sachs    Sachs
 Inc.                                                           & Co.,
                                                                JPMorg
                                                                 an,
                                                                Adams
                                                                Harkne
                                                                 ss,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y